Subsequent events	12 Months Ended
Sep. 30, 2019
Subsequent events
Subsequent events

Note 38. Subsequent events

Since the end of the year ended 30 September 2019, the Board has determined to pay a fully franked final dividend of 80 cents per fully paid ordinary share. The dividend is expected to be $2,791 million. The dividend is not recognised as a liability as at 30 September 2019. The proposed payment date of the dividend is 20 December 2019.

The Board has determined to issue shares to satisfy the Dividend Re-investment Plan (DRP) for the final 2019 ordinary dividend. The market price used to determine the number of shares issued under the DRP will be set over the 10 trading days commencing 18 November 2019.

On 4 November 2019, Westpac announced that it will be undertaking an underwritten placement of fully paid ordinary shares in Westpac to institutional investors to raise $2 billion. As further announced, following the placement, Westpac will make a share purchase plan available to shareholders and to raise approximately $500 million, subject to scaleback, and with the ability to raise less or more.

No other matters have arisen since the year ended 30 September 2019 which are not otherwise dealt with in this report, that have significantly affected or may significantly affect the operations of the Group, the results of its operations or the state of affairs of the Group in subsequent periods.